EXHIBIT 99.1
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Investor Presentation
September 2008

Forward-Looking Statements
Statements contained in this presentation that are not historical facts may constitute forward-looking statements, including statements relating to the Company’s business outlook, revenue projections, and future economic and industry conditions. The Company believes that its expectations are reasonable and are based on reasonable assumptions. However, such forward-looking statements by their nature involve risks and uncertainties. We caution that a variety of factors could cause the Company’s business and financial results to differ materially from those expressed or implied in the Company’s forward-looking statements. These factors include, but are not limited to: an economic downturn; changes in the Company’s book of business; the Company’s compliance with government contract procurement regulations; the Company’s leveraged position and ability to service its debt;
restrictive covenants in the Company’s credit facility; the Company’s integration of the Washington Group
International, Inc.; the Company’s ability to procure government contracts; the Company’s reliance on government appropriations; the ability of the government to unilaterally terminate the Company’s contracts; the
Company’s ability to make accurate estimates and control costs; the Company’s and its partners’ ability to bid on, win, perform and renew contracts and projects; the Company’s dependence on subcontractors and suppliers;
customer payment defaults; availability of bonding and insurance; environmental liabilities; liabilities for pending and future litigation; the impact of changes in regulations and laws; a decline in defense spending; industry competition; the Company’s ability to attract and retain key individuals; employee, agent and partner misconduct;
risks associated with international operations; business activities in high security risk countries; third party software risks; terrorist and natural disaster risks; the Company’s relationships with its labor unions; the
Company’s ability to protect its intellectual property rights; anti-takeover risks and other factors discussed more fully in the Company's Form 10-Q for the quarter ended June 27, 2008, as well as in other reports filed from time to time with the Securities and Exchange Commission. These forward-looking statements represent only the
Company’s current intentions, beliefs or expectations, and any forward-looking statement speaks only as of the date on which it was made. The Company assumes no obligation to revise or update any forward-looking.

Top-tier diversified engineering, construction and
technical services firm with strong positions in:
 • Growing power sector, including resurgent nuclear market
 • Expanding oil & gas market
 • Increasing U.S. DOE and rapidly emerging UK nuclear waste management markets
 • Growing military outsourcing and global threat reduction markets
 • Long-term, dynamic infrastructure market
Attractive Operating Profile
 • Unique combination of engineering, procurement, construction and management services
 • Variable cost structure
 • Diversified markets, clients, and geographies
Financial Strength
 • Strong cash flow generation
 • Low Capex to support growth
 • Proven ability to pay down debt and delever balance sheet

Positioned for Performance

URS

DAMES & MOORE GROUP
Woodward-Clyde
EG&G
Greiner
(Revenues, $Bn)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$0.1
$0.3
1990
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

1. Expected revenue (approximate) for FY 2008.
Infrastructure/
Public Sector
Transportation
$0.4
Commercial / Industrial
$0.8
PM/CM, Transit, Private Sector, International
$1.4
Federal O&M
$2.2
$2.3
$2.4
$3.2
$3.4
$3.5
$4.2
$5.4
Washington Group International
Construction, Power, DOE
$9.8(1)

Strategically Compelling, Well Timed
Acquisitions

Power
Federal
Industrial & Commercial
Facility
Start-up
Construction
&
Construction
Management
Decommissioning
&
Closure
Operations &
Maintenance
Technical
Consulting
Planning,
Design &
Engineering
Project
Development
Program
Management

Infrastructure
Significantly Expanded Service Offering

* Based on midpoint of guidance range for sector revenues.
Federal Sector
35%
Infrastructure
18%
Power
Sector
21%
Expected 2008 Revenues*:
$9.8 billion
Industrial &
Commercial
26%

Acquisition Transformed Business Mix

DOD
35%
• Installations and logistics
 management
• Flight services and training
• Global threat reduction
• Critical infrastructure
• Mission support
DOE
• Site management and
 operations
• EPC and operations for
 complex, high hazard
 facilities
• Hazardous and nuclear
 waste management
• Risk, safety, threat analysis
Federal Sector Stronger,
More Diversified

Family Housing
0.6%
Revolving Funds
0.4%
MILCON
4.1%
Military Personnel
24.3%
RDT&E
15.4%
Procurement
20.2%
O&M
34.9%

13.4% CAGR
$ Billions
350
300
250
200
150
100
50
0
182
214
240
282
301
FY05
FY06
FY07
FY08
FY09

$ Billions

Federal Sector Growth Drivers
DOE Budget
(‘04-’08 as appropriated, ’09 as authorized)
O&M Spending
-
O&M Growth
Source: DOD FY09 Budget Submission; URS Estimates for FY08 and FY09
•Enhanced scale and global reach better position URS to win large, bundled DOD contracts
•Enhanced capabilities to meet Military Base Realignment and Closure Projects
•Diversified DOE Growth Strategy
 •Retain #1 DOE environmental market share (UK Market; Future Energy)
 •Increase NNSA and other market share (Nuclear Renaissance; Operations/Projects/Consult)
•Increased opportunities under existing contracts with Air Force, Navy and other military branches
 •HERC and AFCAP for the Air Force
 •Navy Global Contingency Construction Contract (GCCC) for the Navy

Other DOE
National Nuclear Security Administration
Environmental Management
22.9
24.2
24.1
25
24.4
24.4
9.1
9.2
9.2
9.1
7.2
6.6
6.2
5.5
10.4
8.8
5.6
7.0
9.0
8.3
7.9
10
7.2
8.7
2004
2005
2006
2007
2008
2009

Contract field teams- U.S. Air Force/U.S. Army
 • DOD contractor providing maintenance and repair
 services to military ground and aviation systems
 worldwide
Chemical weapons destruction - U.S. Army
 • Johnson Atoll (Closed) · Tooele, UT
 • Anniston, AL · Pine Bluff, AR
 • Umatilla, OR · Pueblo, CO
 • Bluegrass, KY
Waste Isolation Pilot Project
 • Only licensed deep geological nuclear waste
 repository in U.S.
 • $2.2B facility; $230M annual budget

Federal Sector Representative Projects

18%

Leading Infrastructure Business
Leading position in long-term growth markets
 • Transportation: highways, transit, airports, ports and harbors
 • Public facilities: schools, courthouses, hospitals
 • Water resources
Competitive advantages
 • Client-driven project delivery models:
 • Plan, Design and Construct
 • Design-Build
 • Design-Build-Operate-Maintain
 • Long-term relationships with state/local agencies
Full service capability
 • Project development
 • Program management
 • Planning and design
 • Construction/construction management services
 • Operations and maintenance

Aging
Infrastructure*
Population
Growth/Migration
Regulations/
Compliance
Technical
Innovations
Public
Awareness
 • Regional population growth driving need for new schools, hospitals, water, transportation infrastructure (Texas, Nevada, Arizona)
 • Aging boomer generation requiring additional health care facilities
 • Clean Water and Safe Drinking Water Acts
 • Smaller class sizes mandated by the No Child Left Behind Act
 • Technology in classrooms driving renovation of facilities
 • Medical advances require retrofitting of medial centers and hospitals
 • Mass transit ridership increased 23% from 1997 to 2007**, faster than highway travel or U.S. population
 • Water quality issues and shortages focusing attention on infrastructure needs
 • Political Initiatives (Coalition for Building America’s Future, National Infrastructure
 Bank Act)
*Source: American Society of Civil Engineers; Urban Land Institute, May 2007
**Source: American Public Transportation Association, 2008 Public Transportation Fact Book, June 2008

Long-Term Need for Infrastructure
Investment is Clear
 • $30-40B of additional annual highway investment required
 • More than 25% of nation's bridges rated structurally or functionally deficient
 • More than $200B in investments needed in water over next 20 years

Bonds
State Taxes/User Fees
General Fund
Federal Funds

General Fund
Federal Funds
Other State/Local Funds
Bonds

User Fees
Other State Programs
Federal Funds
Bonds

Long Term Funding Sources in Place
Surface Transportation*
* Source: Represents current estimated funding sources for capital spending at state level
** Source: Represents current estimated funding sources for capital expenditure on K-14 and higher education facilities
*** Source: Represents current estimated funding sources for capital expenditure in URS water/wastewater markets
Educational Facilities**
Water/Wastewater***
Transportation
• SAFETEA-LU: $286.5B over FY2004 - FY2009
• Vision 100-Century of Aviation Re-authorization Act
• State and local discretionary and capital budgets
• Public Private Partnerships
Facilities
• Majority of funding from bond issuances
• Local real estate taxes
• Private endowments
Water/Wastewater
• Increasing user fees
• Federal funding for waterways, flood control and
 wetlands under WRDA ($23B authorization)

URS

ANHEUSER BUSCH

ConocoPhillips

DOW

bp

bhpbilliton

ExxonMobil

Holcim

DU PONT

Strongly Positioned in Industrial
and Commercial Sector
Relationship based model
 • Master Service Agreements with nearly
 half of Fortune 500
 • Clients seeking fully integrated E&C
 solutions
Major end-markets
 • Oil & Gas
 • Mining
 • Industrial and Manufacturing
26%

URS provides services for full project life cycle

• Aerospace & electronics
• Automotive
• Food & beverage
• Pulp & paper
• Metals
• Chemicals
• Pharmaceuticals
• 50% of Industrial &
 Commercial revenue
• Base & precious metals
• Energy minerals
• Industrial minerals
• 15% of Industrial &
 Commercial revenue
Industrial &
Manufacturing
Mining
Oil & Gas

Focused on Three Growth Markets
• Oil & Gas EPC and EPCM
• Gas monetization
• Heavy maintenance
• Refining
• Pipelines
• Asset recovery
• Environmental compliance
• 35% of Industrial &
 Commercial revenue

I&C Sector Representative Projects
ExxonMobil Piceance Basin Program
Scope: FEED, engineering, procurement,
construction management
Holcim Cement Plant
Scope: Construction management and general
contractor services
Pinto Valley Copper Mine Restart
Scope: Contracting mining services including
drilling and blasting, and loading and hauling of
ore, leach and waste

21%
Every Major Nuclear or Fossil Technology
Every Region of the World
Every Segment of the Life Cycle
Latin America
20,600 MW
North America
184,100 MW
Europe
8,000 MW
Middle East/Africa
2,400 MW
Asia/Pacific
37,000 MW
Designed and/or Constructed 250,000 MW Worldwide

Leading Power Sector Business
• Demand from increasing power generation needs, emissions regulations
• One of the largest EPC companies in the U.S. power market
• Well positioned for nuclear renaissance
• One of two steam generator replacement contractors for U.S. nuclear plants
• Leading provider of U.S. FGD retrofits in last ten years

New Generation
Modification Services
Technical Services

• Coal-fired power plants
• Combustion turbine plants
 • Combined cycle
 • Simple cycle
• Nuclear
• 30% of Power revenue
• Clean air retrofits
 • Maintenance
• Component replacement
 • Steam generators
 • Pressurizers
 • Reactor vessel heads
• 60% of Power revenue
• Fossil and nuclear
• Transmission & distribution
• Studies
• Licensing
• Consulting
• Engineering
• Construction management
• Utility management
• Outsourcing / seconding
• 10% of Power revenue
Serving a Broad Range of Markets

16
14
12
10
8
6
4
2
0
2004
2005
2006
2007
2008
2009
2010

U.S. Applications for Nuclear Power Uprates and New Plants*
*Source: Nuclear Regulatory Commission, July, 2008
**Assumes average 1 year approval time for anticipated uprate applications

Power uprate approvals**
Applications for new plants
Expected
Actual
Nuclear Fuel Market Drivers
• Solution to greenhouse gas emissions
• Rising fuel prices
• Provides fuel diversity
• Energy Policy Act stimulation
 • Production tax credit of $18/MWh for the first 6,000MW (first 8 years online)
 • Up to 80 percent loan guarantees
 • Standby support for delays in the first 6 plants (due to process breakdown or litigation)
 • Price Anderson Act renewal to plants online before 2025
• Technology improvements; one-stop licensing; spent fuel storage and reprocessing

Power Sector Representative Projects
Tennessee Valley Authority FGD System
Scope: Engineering, design, procurement and
construction/construction management
Unique Features: URS-MHI joint venture, $1.5B 10-year FGD
scrubber program; Completed design and installation of scrubber
1,050 MW plant in Paradise, KY - among the largest FGD scrubber projects in the world
AmerenUE Callaway Nuclear Power Plant Unit 1
Scope: Engineering, PM, licensing, training, and construction
Unique Features: Work completed in record time; Successfully installed large components in complex environment
Louisiana Energy Services National Enrichment Facility
Scope: Construction, CM and procurement
Unique features: Largest grassroots new nuclear construction project in the U.S. today; First new nuclear facility in U.S. licensed under
NRC’s one-step process

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Financial Review

URS

	As of Jun. 27, 2008		As of Dec. 28, 2007	
Current Assets	$	2,651	$	2,588
Property and Equipment, net		355		358
Goodwill		3,140		3,140
Other Assets		878		844
Total Assets	**$**	**7,024**	**$**	**6,930**
Current Liabilities	$	1,695	$	1,664
Total Debt		1,208		1,307
Other Liabilities		489		455
Minority Interests		27		25
Stockholders' Equity		3,605		3,479
Total Liabilities and Stockholders' Equity	**$**	**7,024**	**$**	**6,930**

Balance Sheet ($ in millions)

URS

	Three Months Ended	
	Jun 27, 2008	Jun 29, 2007
Revenues	$ **2,531**	$ **1,244**
Cost of Revenues	(2,403)	(1,164)
General and administrative expenses	(21)	(14)
Equity in Earnings of JV	27	3
Operating Income	**134**	**69**
Interest expense	(23)	(4)
Minority interests	(4)	(1)
Income before taxes	**107**	**64**
Income tax expense	(48)	(27)
Net Income	$ **59**	$ **37**
Fully Diluted EPS	**$0.72**	**$0.70**
Diluted weighted average shares	82.7	52.8

Income Statement ($ in millions, except per share data)

URS

	Three Months Ended	
	Jun 27, 2008	Jun 29, 2007
Operations:		
Net income	$ 59	$ 37
Depreciation and amortization	45	10
Changes in assets and liabilities	92	20
Other	29	6
Net cash from operating activities	**225**	**73**
Other:		
Capital expenditure	(30)	(8)
Debt payments, net of borrowings	(104)	(39)
Proceeds from ESPP and stock option exercises	1	1
Payment for business acquisition, net of cash	(1)	-
Other	(6)	(28)
Total Other	**(140)**	**(74)**
Net change in cash	85	(1)
Cash & cash equivalents at beginning of period	193	65
Cash & cash equivalents at end of period	**$ 278**	**$ 64**

Statement of Cash Flows ($ in millions)

($ Billion)
33
30
27
24
21
18
15
12
9
6
3
0
FY 2004
FY 2005
FY 2006
FY 2007
Q2 2008

IDCs
Designations
Option Years
$12.4B
$10.1B
$11.5B
$28.8B
$4.3B
$5.4B
$3.1B
$17.9B
Backlog
$30.7B
$30.7 Billion Book of Business
Drives Growth

URS

	As of June 27, 2008	
Backlog:		
Power	$	1.4
Infrastructure		2.5
Industrial and Commercial		3.6
Federal		10.4
Total backlog	**$**	**17.9**

As of June 27, 2008	**URS Division**		**EG&G Division**		**Washington Division**		**Total**	
Backlog	$	2.9	$	8.2	$	6.8	$	17.9
Designations		1.4		–		1.7		3.1
Option Years		0.9		2.3		1.1		4.3
Indefinite delivery contracts		3.7		1.1		0.6		5.4
Total book of business	**$**	**8.9**	**$**	**11.6**	**$**	**10.2**	**$**	**30.7**

Backlog & Book of Business ($ in billions)

Top-tier diversified engineering, construction and
technical services firm with strong positions in:
 • Growing power sector, including resurgent nuclear market
 • Expanding oil & gas market
 • Increasing U.S. DOE and rapidly emerging UK nuclear waste management markets
 • Growing military outsourcing and global threat reduction markets
 • Long-term, dynamic infrastructure market
Attractive Operating Profile
 • Unique combination of engineering, procurement, construction and management services
 • Variable cost structure
 • Diversified markets, clients, and geographies
Financial Strength
 • Strong cash flow generation
 • Low Capex to support growth
 • Proven ability to pay down debt and delever balance sheet

Positioned for Performance

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